Summary Prospectus Supplement

August 16, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated August 16, 2013 to the Morgan Stanley Institutional Fund Trust (the "Fund") Summary Prospectus dated January 31, 2013 of:

Global Strategist Portfolio
(the "Portfolio")

All references in the Summary Prospectus to Morgan Stanley Services Company Inc., as transfer agent, are hereby deleted and replaced with Boston Financial Data Services, Inc.

***

The Board of Trustees of the Fund has approved (i) an increase in the maximum initial sales charge on purchases of Class H shares of the Portfolio from 4.75% to 5.25%; (ii) a decrease in the minimum initial investment amount for Class H shares of the Portfolio from $25,000 to $1,000; and (iii) the renaming of Class P and Class H shares of the Portfolio as "Class A shares." As a result, the following changes to the Prospectus are effective September 9, 2013:

The following replaces the "Share Class and Ticker Symbol" table on the cover page of the Summary Prospectus:

Class:	I	Ticker Symbol:	MPBAX
	A		MBAAX
	L		MSDLX

The first paragraph in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class A shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of a portfolio of Morgan Stanley Institutional Fund Trust (the "Fund") or a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $25,000 or more. More information about these and other discounts is available from your authorized financial intermediary and in the "Purchasing Class A Shares" section on page 14 of the Prospectus.

The following replaces the "Shareholder Fees" table with respect to Class P and Class H shares only in section of the Summary Prospectus entitled "Fees and Expenses:"

Class A†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%

All references to Class P and Class H shares in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses" are hereby changed to Class A shares.

The following table replaces the "Average Annual Total Returns For Periods Ended December 31, 2012" table with respect to Class P and Class H shares only in the section of the Summary Prospectus entitled "Performance Information—Average Annual Total Returns For Periods Ended December 31, 2012:"

	Past One Year	Past Five Years	Past Ten Years
Class A (commenced operations on 11/1/96)†
Return before Taxes	9.54%	1.96%	6.86%

†  Effective September 9, 2013, Class P and Class H shares are renamed Class A shares. The historical performance of Class A shares has been restated to reflect the current maximum initial sales charge of 5.25%.

The section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I and Class L Shares—Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class A Shares" sections beginning on pages 13, 14 and 14, respectively, of the Prospectus.

Class I and Class L shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your authorized financial intermediary. For more information, please refer to the "Purchasing Class I and Class L Shares" and "Redeeming Shares" sections beginning on pages 13 and 17, respectively, of the Prospectus.

Class A shares of the Portfolio may be purchased or sold by contacting your authorized financial intermediary. For more information, please refer to the "Purchasing Class A Shares" and "Redeeming Shares" sections beginning on pages 14 and 17, respectively, of the Prospectus.

***

The following changes to the Summary Prospectus are effective September 16, 2013:

The following table replaces the "Annual Portfolio Operating Expenses" table in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses:"

	Class I	Class A†	Class L
Advisory Fee	0.45%	0.45%	0.45%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.94%	0.94%	0.94%‡
Total Annual Portfolio Operating Expenses*	1.39%	1.64%	2.14%
Fee Waiver and/or Expense Reimbursement*	0.65%	0.55%	0.55%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.74%	1.09%	1.59%

The following table replaces the "Example" table in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class I	$76	$237	$411	$918
Class A†	$630	$853	$1,094	$1,784
Class L	$162	$502	$866	$1,889

The footnotes following the section of the Summary Prospectus entitled "Example" are hereby deleted and replaced with the following:

†  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

‡  Other expenses have been estimated for the Portfolio's Class L shares for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I, 1.09% for Class A and 1.59% for Class L. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the applicable reorganization or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

  IFTGLBSTRATSUMSPT-0813